FOURTH AMENDMENT TO CREDIT AGREEMENT


 This Fourth Amendment to Credit Agreement ("Fourth Amendment") dated as of the 13th day of May, 1997 among K. Hovnanian Enterprises, Inc. ("Company"), Hovnanian Enterprises, Inc. ("Hovnanian"), the subsidiaries of Hovnanian listed on the signature pages of this Fourth Amendment (each, together with Hovnanian, a "Guarantor" and collectively the "Guarantors") and PNC Bank, National Association (formerly known as Midlantic Bank, N.A.) ("PNC"), The Chase Manhattan Bank (formerly Chemical Bank) ("Chase"), CoreStates Bank, N.A. (formerly Meridian Bank) ("CoreStates"), NationsBank, National Association ("NationsBank"), First National Bank of Boston ("Bank of Boston"), Bank of America Illinois ("B of A Illinois"), The First National Bank of Chicago ("First of Chicago"), Comerica Bank ("Comerica") and Credit Lyonnais New York Branch ("Credit Lyonnais") (each such banking institution individually referred to as a "Bank" and collectively as the "Banks"), and PNC Bank, National Association (formerly known as Midlantic Bank, N.A.), as Agent for the Banks ("Agent").

                            BACKGROUND
 WHEREAS, pursuant to that certain Credit Agreement, dated as of July 30, 1993, among the Company, certain Guarantors named therein or thereafter added, the Banks named therein, and the Agent (as the same was amended by a certain Amendment to Credit Agreement dated as of July 19, 1994 (the "Amendment"), a certain Second Amendment to Credit Agreement dated as of April 28, 1995 ("Second Amendment") and a certain Third Amendment to Credit Agreement dated as of June 4, 1996 ("Third Amendment") and may be further amended or supplemented from time to time, the "Credit Agreement"), the Banks named therein agreed to make certain loans and extend credit to the Company;
 WHEREAS, the performance by the Company of its obligations under the Credit Agreement and the Notes is guaranteed, jointly and severally, by the Guarantors pursuant to the Guaranties of the Guarantors to each of the Banks (collectively, the "Guaranties");

 WHEREAS, pursuant to a certain Joinder Agreement and related agreements dated December 8, 1993, PNC Bank, National Association ("PNC") joined in the Revolving Credit Commitment and thereby became an Additional Bank under the Credit Agreement;

 WHEREAS, pursuant to a certain Joinder Agreement ("Meridian Joinder") and related agreements dated January 26, 1994, Meridian (now known as CoreStates Bank, N.A.) joined in the Revolving Credit Commitment and has thereby become an Additional Bank under the Credit Agreement;

 WHEREAS, pursuant to the Amendment, NationsBank, Bank of Boston, and Continental Bank (now known as Bank of America Illinois) joined in the Revolving Credit Commitment and thereby became Additional Banks thereunder, and the parties made certain other modifications in their financing arrangements;

 WHEREAS, pursuant to Section 8.7(c) of the Credit Agreement and to a certain Joinder Agreement and related agreements dated August 31, 1994, Bank of America National Trust and Savings Association ("B of A") joined in the Revolving Credit Commitment and thereby became the Additional Bank referred to in said Section 8.7(c) of the Credit Agreement resulting in an increase in the total amount of Revolving Credit Commitments to $215,000,000;

 WHEREAS, B of A Illinois has obtained by assignment the Revolving Credit Commitment, Revolving Credit Note and outstanding Revolving Credit Loans of B of A and has succeeded to the rights, title, interest and obligations of B of A with respect thereto and under the Credit Agreement and related agreements and documents;

 WHEREAS, as of the date of the Third Amendment, First of Chicago obtained by assignment the Revolving Credit Commitment, Revolving Credit Note and outstanding Revolving Credit Loans of NBD Bank ("NBD") and succeeded to the rights, title, interest and obligations of NBD with respect thereto and under the Credit Agreement and related agreements and documents;

 WHEREAS, as of the date of the Third Amendment, Midlantic (now known as PNC Bank, National Association) obtained by assignment the Revolving Credit Commitment, Revolving Credit Note and outstanding Revolving Credit Loans of PNC and succeeded to the rights, title, interest and obligations of PNC with respect thereto and under the Credit Agreement and related agreements and documents;

 WHEREAS, as of the date of the Third Amendment, the Revolving Credit Commitment of Summit Bank (formerly known as United Jersey Bank) in the amount of $20,000,000 was terminated and all outstanding Revolving Credit Loans (with interest accrued to the date of payment) owed to such Bank were thereupon paid in full;

 WHEREAS, pursuant to the terms of the Third Amendment, Comerica and Credit Lyonnais joined in the Revolving Credit Commitment (each in the amount of $20,000,000) and thereby became Additional Banks under the Credit Agreement; and

 WHEREAS, the Company, the Guarantors, the Banks and the Agent desire to further modify the provisions of the Credit Agreement under the terms and conditions set forth in this Fourth Amendment.

 NOW, THEREFORE, with the foregoing Background incorporated by reference and made part hereof, and intending to be legally bound, the parties hereto promise and agree as follows:

 1. All terms used herein as defined terms and not herein defined shall have the respective meanings ascribed to them in the Credit Agreement.

 2. The definitions of "Commitment Termination Date," "Initial Libor Margin," "Initial Prime Margin," "Libor," "Libor Based Rate," "Prime Based Rate" and "Prime Rate" contained in Paragraph 1.1 of the Loan Agreement are hereby deleted and respectively replaced in their entirety by the following new definitions:
      "Commitment Termination Date" shall mean, with respect to each Bank, March 31, 2000, provided, however, that on or before March 31 of each year, each Bank will review its respective commitment and, in its sole discretion, may extend the Commitment Termination Date for a period of twelve months, provided, that in no event shall the Commitment Termination Date be so extended unless and until all Banks agree to such extension in writing.

      "Initial Libor Margin" shall mean 200 basis points prior to the date of the Third Amendment, 175 basis points between the date of the Third Amendment and the date of the Fourth Amendment, and 162.5 basis points thereafter.

      "Initial Prime Margin" shall mean 50 basis points prior to the date of the Third Amendment, 25 basis points between the date of the Third Amendment and the date of the Fourth Amendment, and 12.5 basis points thereafter.
      "Libor" shall mean, with respect to a specified Interest Period, that rate of interest per annum determined by the Agent (whose determination shall be final and conclusive save for any manifest error) to be equal to the average of the rates per annum (set forth on Telerate display page 3750 or such other display page on the Telerate System as may replace such page to evidence the average of rates quoted by banks designated by the British Bankers' Association (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) at which deposits of United States Dollars of an amount comparable to the amount of the borrowing hereunder or the outstanding principal amount, as the case may be, from the Banks, and for a period equal to the duration of the specified Interest Period, are offered to the Agent in the London Interbank Eurodollar Market at or about eleven a.m. (London time) on the second Business Day immediately preceding the first day of such Interest Period for delivery on the first day of such Interest Period.

      "Libor Based Rate" shall mean, with respect to a specified Interest Period, that rate of interest per annum which is equal to Libor as determined by the Agent plus the Applicable Libor Margin, plus, the cost (as determined by the Agent whose determination shall be final and conclusive save for manifest error) of maintaining the Reserve Percentage required for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Regulations of the Board of Governors of the Federal Reserve System).

      "Prime Rate" shall mean the fluctuating rate of interest announced from time to time by the Agent as its "prime rate," "prime lending rate," "base rate" or "base lending rate." This rate of interest is determined from time to time by the Agent as a means of pricing some loans to customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Agent or any Bank to any particular class or category of customers of the Agent or any Bank.

      "Prime Based Rate" shall mean that rate of interest per annum which is equal to the Prime Rate of the Agent, plus the Applicable Prime Margin. Notwithstanding anything to the contrary contained in, or any calculation otherwise resulting from, the definition of Adjusted Prime Margin, the Prime Based Rate shall at no time be less than the Prime Rate.

 3. The following new definitions are hereby added to and deemed incorporated into (in their respective alphabetical order) Section 1.1 of the Credit
Agreement:
      "Federal Funds Rate" means on any one day the weighted average of the rate on overnight Federal Funds Transactions with members of the Federal Reserve System only arranged by Federal Funds Brokers as published as of such day by the Federal Reserve Bank of New York or if not so published, the rate then used by First Class Banks in extending overnight loans to other First Class Banks.

      "Fourth Amendment" means that certain Fourth Amendment to Credit Agreement dated May ___, 1997 among the Company, the Guarantors identified therein, the Banks identified therein and the Agent.

 4. The definition of "Loan Percentage" in Paragraph 1.1 of the Credit Agreement is modified to delete therefrom the words "as of the date of acceleration of the obligations of Company to the Banks hereunder" and replace them with the words "as of the date a remittance is to be made by the Agent to the Banks hereunder."

 5. Paragraph 2.1 of the Credit Agreement is modified to (a) delete the "," after the word "Percentages" in the 17th line of such paragraph and replace it with a "." and (b) delete all the words in such paragraph beginning with the word "provided" in the 17th line and ending with the words "Subsection 2.2" in the 29th line.

 6. Paragraph 2.4(a) of the Credit Agreement is modified to (a) delete from the 2nd line thereof the words "each relevant Bank" and replace them with the words "the Agent" and (b) delete from the 4th line thereof the words "one (1) Business Day's" and insert in the 5th line thereof the words "on the day the Revolving Credit Loan is to be made" after the words "irrevocable notice thereof."

 7. Paragraph 2.4 of the Credit Agreement is modified to add a new subparagraph (c) to read as follows:
      (c) (i) All requests by the Company for Revolving Credit Loans shall be made by 11:00 a.m., New Jersey time, on the day specified in subparagraph (a) hereof. Upon receiving a request for a Revolving Credit Loan in accordance with subparagraphs (a) and (c) hereof, Agent shall notify all Banks of the request as soon as practical thereafter in writing by facsimile transmission, but no later than twelve o'clock (12:00) noon, New Jersey time or as soon as is reasonably practicable thereafter. Each Bank shall remit its applicable Revolving Credit Commitment Percentage of the requested Revolving Credit Loan to Agent by remitting federal funds immediately available, to Agent pursuant to Agent's instructions prior to two-thirty (2:30) p.m. New Jersey time on the date the Revolving Credit Loan is to be made. Subject to the satisfaction of the terms and conditions hereof, Agent shall make the requested Revolving Credit Loan available to the Company (to the extent of those portions of the Revolving Credit Loan actually received from the Banks) by crediting such amount to the Company's operating account with Agent as soon as reasonably practicable after two-thirty (2:30)p.m. New Jersey time on the day the requested Revolving Credit Loan is to be made. If any Bank fails to make available to the Agent on a timely basis, as provided above, its applicable share of the requested Revolving Credit Loan, the Agent shall also be entitled to advance on behalf of such Bank, at the sole discretion of the Agent, the share of such Bank and then recover from such Bank (together with the amount so advanced) interest at the Federal Funds Rate on such unpaid share for each day such amount is not so remitted to the Agent.

      (ii) All requests by the Company for Swing Line Loans shall be made by two o'clock (2:00) p.m. New Jersey time, on the day such Loan is to be made and, subject to the terms and conditions of this Agreement, the Swing Line Lender shall make the requested Swing Line Loan available to the Company by crediting such amount to the Company's operating account with Agent as soon as reasonably practicable thereafter.

 8. Paragraph 2.5 of the Credit Agreement is modified to delete (beginning in the 3rd line thereof) the words "respective offices of the Banks as stated in the respective Notes, or at such other place as any Bank may from time to time designate" and replace them with the words "offices of the Agent, for the benefit of each Bank, as set forth in this Agreement, or at such other place as the Agent may from time to time designate."

 9. Paragraph 2.7 of the Credit Agreement is modified to (a) delete the parenthetical in the 8th through 10th lines thereof, (b) delete from the 4th to the last and 3rd to the last lines thereof the words "except as otherwise required to achieve compliance with Subsection 6.2(w) hereof," and (c) delete the words "each relevant Bank" from the 6th to the last line of such paragraph and replace them with the words "the Agent".

 10. Notwithstanding any term or provision to the contrary contained in Paragraph 2.8 of the Credit Agreement, the following administrative procedures shall hereafter be applicable with respect to the issuance of Letters of Credit under the Credit Agreement:

      (a) The Company shall provide to the Agent a copy of each application submitted to an LOC Bank for the issuance of a Letter of Credit, contemporaneously with the submission thereof to such LOC Bank. The LOC Bank shall provide to the Agent a copy of each Letter of Credit, and each amendment to a Letter of Credit, upon issuance thereof.
      (b) The original of each bill from an LOC Bank for administrative or amendment fees with respect to Letters of Credit shall be forwarded to the Agent which shall provide the Company not later than the fifth day of each month, with a monthly bill covering administrative and amendment fees as well as commissions for new and renewed Letters of Credit (based upon Letter of Credit documentation and bills provided to the Agent). For the purposes of such billing procedure, the Agent shall use a commission period equal to the lesser of six (6) months or the term of the Letter of Credit. Payments by the Company of such billings shall be made not later than the last day of the month in which it receives the above described billing.

 11. Paragraph 3.1(a) of the Credit Agreement is modified to (a) delete the words "such Bank" from the 7th line thereof and replace them with the words "under the terms hereof," (b) delete the words "or such other period as may be permitted by any Bank" from the 12th line thereof, (c)delete the words "such Bank" in the 13th line thereof and replace them with the words "the Agent," and
(d) add the following as a new last sentence to such paragraph: "At no time shall the Banks be obligated to advance more than six (6) Revolving Credit Loans in any calendar month, provided however that if such monthly maximum has been reached, the Company may nevertheless request additional Revolving Credit Loans from the Banks (subject to the conditions precedent specified in Subsection 5.2 hereof), only to the extent necessary to satisfy its obligation set forth in the next to last sentence of Subsection 2.2 hereof."

 12. Paragraph 3.1(d) of the Credit Agreement is modified to (a) delete the words "such Bank" in the 8th line thereof and replace them with the words "the Agent" and (b) delete the words "that Bank" at the end of such paragraph and replace them with the words "the Agent."

 13. Paragraph 3.5 of the Credit Agreement is modified to (a) delete the words "each Bank" in the 1st line thereof and replace them with the words "the Agent, for the benefit of each Bank," (b) following the percentage "one-half of one percent (1/2%)" in the second line thereof, insert the phrase", and commencing as of the date of the Fourth Amendment, three-eighths of one percent (3/8%),"
(c)delete the word "first" in the 9th line thereof and replace it with the word "fifteenth," and (d) add the following as a new last sentence to such paragraph:
"The Agent shall provide the Company with a bill for such fee within five (5) days of the end of each quarter."

 14. Paragraph 3.6 of the Credit Agreement is modified to add the words "the Agent for the benefit of" in the second line thereof immediately prior to the words "the Banks."

 15. Paragraph 6.2(d) of the Credit Agreement is modified to (a) insert a ";" after the number "$5,000,000" at the end of the clause (xii) thereof and delete the word "and" after such number, (b) delete the "." at the end of clause (xiii) thereof and insert in its place a ";" and the word "and," and (c)add a new clause (xiv) at the end of such paragraph to read as follows:
      "(xiv)    Investments in funds holding assets primarily consisting
      of those described in clause (iii) hereof."

 16. The Credit Agreement is further modified to delete paragraph 6.2(w) of the Credit Agreement in its entirety.

 17. Paragraph 8.3 of the Credit Agreement is deleted in its entirety and is replaced by the following new paragraph 8.3:

      "8.3 Payments Prior to Acceleration. Notwithstanding any provision to the contrary contained in this Agreement, the Notes or any related agreements, all payments of principal, premium (if any), interest and fees due and payable to any Bank under this Agreement, the Notes and all related agreements and documents shall be paid to the Agent which shall promptly remit all such payments to each Bank in accordance with the respective Loan Percentage of each Bank. Any payment received by the Agent in good funds prior to twelve o'clock (12:00) noon on a Business Day shall be remitted to the Banks on the same Business Day and any payment thereafter received shall be remitted on the next Business Day. The Banks shall each be entitled to recover from the Agent interest at the Federal Funds Rate on any amount not timely remitted to them as provided above for each day such amount is not so remitted."

 18. All Revolving Credit Loans as to which the Alternative Interest Rate is a Libor Based Rate outstanding as of the date of this Fourth Amendment are listed on Schedule A attached hereto and made part hereof (hereinafter collectively called the "Existing Libor Loans"). No modification, termination or pro rata adjustment shall be made, as a result of the provisions of this Fourth Amendment, to the outstanding shares of the Existing Libor Loans held by each Bank, provided, however, that upon the termination of the current Interest Period with respect to each such Existing Libor Loan such Existing Libor Loan shall not be renewed and any future borrowing to replace such Existing Libor Loan shall be made in accordance with the provisions of Paragraph 2.4, as amended hereby.

 19. Contemporaneously with the execution hereof, the Company shall pay to the Agent, for the benefit of each Bank, an amendment fee, in consideration of the agreements and undertakings of the Banks set forth in this Fourth Amendment, equal to three-hundreds of one percent (.03%) of the amount of the Facility Commitment of each such Bank.

 20.  The Company hereby warrants and represents as follows:
      (a) There is not currently outstanding any Event of Default or any event which with the giving of notice or the lapse of time or both would become an Event of Default;
      (b) The Company has full power, authority and legal right to execute, deliver and perform under this Fourth Amendment. The execution, delivery and performance by the Company of this Fourth Amendment have been duly authorized by all necessary corporate action and are in furtherance of its corporate purposes.
      (c) The Guarantors each have full power, authority and legal right to execute, deliver and perform under this Fourth Amendment. The execution, delivery and performance by each Guarantor of this Fourth Amendment have been duly authorized by all necessary corporate action and are in furtherance of its respective corporate purposes.
      (d) No consent of any other Person (including shareholders of the Company or of any of the Guarantors) and no consent, license, approval or authorization of, or registration or declaration with, any governmental body, authority, bureau or agency is required in connection with the execution, delivery and performance by the Company and the Guarantors of this Fourth Amendment.
      (e) The execution, delivery and performance of and compliance with this Fourth Amendment will not result in any violation of or be in conflict with or constitute a default under any term of the respective certificates of incorporation or bylaws of the Company or any Guarantor, or of any agreement, indenture, mortgage, lease, assignment, note or other instrument to which the Company or any Guarantor is a party or which purports to be binding upon any of them or upon any of their properties or assets, or any judgment, decree, order, law, statute, ordinance, rule or governmental regulation applicable to any of them (except to the extent that any such violations, in the aggregate, could not reasonably be expected to have a Material Adverse Effect), or result in the creation of an Encumbrance upon any of their properties or assets pursuant to any such term.
      (f) The respective representations and warranties of the Company and each of the Guarantors contained in the Credit Agreement are true and complete and correct in all material respects (or as to any representation or warranty which is expressly qualified by reference to the term "Material Adverse Effect", then in all respects) as if made on and as of the date of this Fourth Amendment, except that the following changes have occurred with respect to the Schedules attached to and made part of the Credit Agreement:
           (i) Schedule 1 has been further modified as a result of the inclusion of additional Guarantors and other Consolidated Subsidiaries since the date of the Third Amendment, each Guarantor executing a separate Joinder Agreement and also executing this Fourth Amendment in such capacity, and Fourth Supplement to Schedule 1 reflecting the names and status of all such additional Consolidated Subsidiaries is attached hereto and made part hereof;
           (ii) Eighth Replacement Schedule 9 and Fifth Replacement Schedule 11 attached to this Fourth Amendment are deemed incorporated into the Credit Agreement and Fourth Supplement to Schedule 1 attached to this Fourth Amendment is deemed incorporated into Schedule 1 (as previously amended) to the Credit Agreement.

 21. This Fourth Amendment shall amend and be deemed incorporated into the Credit Agreement as previously amended. To the extent any provision of this Fourth Amendment is expressly inconsistent with any term or provision of the Credit Agreement, as previously amended, the terms and provisions of this Fourth Amendment shall control.

 22. This Fourth Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed and constitute one and the same instrument.

 IN WITNESS WHEREOF, the Company, Hovnanian, the Guarantors, the Banks and the Agent have each executed this Fourth Amendment as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC.

By:
 J. Larry Sorsby
 Senior Vice President,
 Treasurer and Chief Financial Officer


DRYER ASSOCIATES, INC.
HOVNANIAN ENTERPRISES, INC.
0515 CO., INC.
CEDAR HILL WATER WORKS CORPORATION
CEDAR HILL SEWER WORKS CORPORATION
ARROW PROPERTIES, INC.
EASTERN NATIONAL TITLE INSURANCE AGENCY, INC.
EASTERN NATIONAL TITLE INSURANCE AGENCY I, INC.
EASTERN TITLE AGENCY, INC.
EXC, INC.
K. HOVNANIAN AT HOPEWELL III INC.
K. HOVNANIAN AT WAYNE IV, INC.
     (f/k/a K. HOVNANIAN AT  DOVER TOWNSHIP, INC.)
K. HOVNANIAN AT MONTVILLE, INC.
K. HOVNANIAN AT ATLANTIC CITY, INC.
HOVNANIAN AT TARPON LAKES I, INC.
HOVNANIAN AT TARPON LAKES II, INC.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
HOVNANIAN GEORGIA, INC.
HOVNANIAN OF PALM BEACH, INC.
HOVNANIAN OF PALM BEACH, II, INC.
HOVNANIAN OF PALM BEACH, III, INC.
HOVNANIAN OF PALM BEACH, IV, INC.
HOVNANIAN OF PALM BEACH, V, INC.
HOVNANIAN OF PALM BEACH, VI, INC.
HOVNANIAN OF PALM BEACH, VII, INC.
HOVNANIAN OF PALM BEACH, VIII, INC.
HOVNANIAN OF PALM BEACH, IX, INC.
HOVNANIAN OF PALM BEACH, X, INC.
HOVNANIAN OF PALM BEACH, XI, INC.
MONTEGO BAY II ACQUISITION CORP., INC.
HOVNANIAN PENNSYLVANIA, INC.
HOVNANIAN PROPERTIES OF ATLANTIC COUNTY, INC.
HOVNANIAN TEXAS, INC.
JERSEY CITY DANFORTH CSP, INC.
K. HOVNANIAN AT ASHBURN VILLAGE
K. HOVNANIAN AT BARDEN OAKS, INC.
K. HOVNANIAN AT KINGS GRANT I, INC.
K. HOVNANIAN AT BERNARDS II, INC.
K. HOVNANIAN AT PERKIOMEN I, INC.
K. HOVNANIAN AT BRANCHBURG I, INC.
K. HOVNANIAN AT BRANCHBURG II, INC.
K. HOVNANIAN AT BRANCHBURG III, INC.
K. HOVNANIAN AT BRIDGEWATER V, INC.
K. HOVNANIAN AT BRIDGEWATER II, INC.
K. HOVNANIAN AT EAST BRUNSWICK, VIII, INC.
     (f/k/a K. HOVNANIAN AT BRIDGEWATER III, INC.)
K. HOVNANIAN AT BRIDGEWATER IV, INC.
K. HOVNANIAN AT BULL RUN, INC.
K. HOVNANIAN AT BURLINGTON, INC.
K. HOVNANIAN AT CARMEL, INC.
K. HOVNANIAN AT CAROLINA COUNTY CLUB I, INC.
K. HOVNANIAN AT CEDAR GROVE I, INC.
K. HOVNANIAN AT CEDAR GROVE II, INC.
K. HOVNANIAN AT CHAPEL TRAIL, INC.
K. HOVNANIAN AT DELRAY BEACH, INC.
K. HOVNANIAN AT DELRAY BEACH I, INC.
K. HOVNANIAN AT DELRAY BEACH II, INC.
K. HOVNANIAN AT OCEAN TOWNSHIP II, INC.
K. HOVNANIAN AT HORIZON HEIGHTS, INC.
     (f/k/a K. HOVNANIAN AT EAST BRUNSWICK II, INC.)
K. HOVNANIAN AT KLOCKNER FARMS, INC.
K. HOVNANIAN COMPANIES JERSEY SHORE, INC.
K. HOVNANIAN AT EAST BRUNSWICK, INC.
K. HOVNANIAN AT EMBASSY LAKES INC.
K. HOVNANIAN AT FAIRWAY VIEWS, INC.
K. HOVNANIAN AT FT. MYERS I, INC.
K. HOVNANIAN AT FT. MYERS II, INC.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, INC.
     (f/k/a K. HOVNANIAN AT GALLOWAY, INC.)
K. HOVNANIAN AT LAKEWOOD, INC.
     (f/k/a K. HOVNANIAN AT  GALLOWAY III, INC.)
MINERVA GROUP, INC.
    (f/k/a K. HOVNANIAN AT  GALLOWAY IV, INC.)
PARTHENON GROUP, INC.
     (f/k/a K. HOVNANIAN AT GALLOWAY V, INC.)
K. HOVNANIAN AT MARLBORO TOWNSHIP, INC.
K. HOVNANIAN AT WAYNE V, INC.
     (f/k/a K. HOVNANIAN AT GALLOWAY VII, INC.)
K. HOVNANIAN AT GALLOWAY VIII, INC.
K. HOVNANIAN AT READINGTON, INC.
K. HOVNANIAN AT HALF MOON BAY, INC.
K. HOVNANIAN AT HOWELL TOWNSHIP II, INC.
     (f/k/a K. HOVNANIAN AT HAMILTON, INC.)
K. HOVNANIAN AT HAMILTON II, INC.
K. HOVNANIAN AT HOPEWELL I, INC.
K. HOVNANIAN AT PLAINSBORO III, INC.
     (f/k/a K. HOVNANIAN AT HOPEWELL II, INC. (a 1989 corp.))
K. HOVNANIAN AT JACKSONVILLE I, INC.
K. HOVNANIAN AT JACKSONVILLE II, INC.
K. HOVNANIAN AT JENSEN BEACH, INC.
K. HOVNANIAN AT JERSEY CITY I, INC.
K. HOVNANIAN AT JERSEY CITY II, INC.
K. HOVNANIAN AT JERSEY CITY III, INC.
K. HOVNANIAN AT LAKE CHARLESTOWN, INC.
K. HOVNANIAN COMPANIES OF NORTH JERSEY, INC.
K. HOVNANIAN AT LAWRENCE GROVE, INC.
K. HOVNANIAN AT LAWRENCE SQUARE, INC.
K. HOVNANIAN AT MAHWAH V, INC.
     (f/k/a K. HOVNANIAN AT LAWRENCE SQUARE II, INC.)
K. HOVNANIAN AT WALL TOWNSHIP II, INC.
K. HOVNANIAN AT SOUTH BRUNSWICK II, INC.
K. HOVNANIAN AT LOWER SAUCON, INC.
K. HOVNANIAN AT MAHOPAC, INC.
K. HOVNANIAN AT EAST WINDSOR I, INC.
     (f/k/a K. HOVNANIAN AT MAHWAH I, INC.)
K. HOVNANIAN AT MAHWAH II, INC.
K. HOVNANIAN AT MAHWAH III, INC.
K. HOVNANIAN AT MAHWAH IV, INC.
K. HOVNANIAN AT MAHWAH VI, INC.
K. HOVNANIAN AT MEDFORD I, INC.
K. HOVNANIAN AT MONTCLAIR, INC.
K. HOVNANIAN AT MARTIN DOWNS I, INC.
K. HOVNANIAN AT MARTIN DOWNS II, INC.
K. HOVNANIAN AT MERRIMACK, INC.
K. HOVNANIAN AT MERRIMACK II, INC.
K. HOVNANIAN AT MONTGOMERY I, INC.
K. HOVNANIAN AT MONTVILLE, INC.
K. HOVNANIAN AT WALL TOWNSHIP, INC.
K. HOVNANIAN AT WAYNE III, INC.
     (f/k/a K. HOVNANIAN AT MORRIS II, INC.)
K. HOVNANIAN AT NEWARK I, INC.
K. HOVNANIAN AT WALL TOWNSHIP III, INC.
K. HOVNANIAN AT NEWARK URBAN RENEWAL CORPORATION I, INC.
K. HOVNANIAN AT NEWARK URBAN RENEWAL CORPORATION II, INC.
K. HOVNANIAN AT NEWARK URBAN RENEWAL CORPORATION III, INC.
K. HOVNANIAN AT NEWARK URBAN RENEWAL  CORPORATION IV, INC.
K. HOVNANIAN AT NEWARK URBAN RENEWAL CORPORATION V, INC.
K. HOVNANIAN AT NORTH BRUNSWICK II, INC.
K. HOVNANIAN AT NORTH BRUNSWICK III, INC.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.
K. HOVNANIAN AT ORLANDO I, INC.
K. HOVNANIAN AT ORLANDO II, INC.
K. HOVNANIAN AT ORLANDO III, INC.
K. HOVNANIAN AT ORLANDO IV, INC.
K. HOVNANIAN AT PALM BEACH XIII, INC.
K. HOVNANIAN AT PASCO I, INC.
K. HOVNANIAN AT PASCO II, INC.
K. HOVNANIAN AT PEEKSKILL, INC.
K. HOVNANIAN AT MAHWAH VII, INC.
     (f/k/a K. HOVNANIAN AT PISCATAWAY, INC.)
K. HOVNANIAN AT MONTCLAIR, N.J., INC.
K. HOVNANIAN AT THE RESERVE AT MEDFORD, INC.
K. HOVNANIAN AT PLAINSBORO I, INC.
K. HOVNANIAN AT PORT ST. LUCIE I, INC.
K. HOVNANIAN AT RIVER OAKS, INC.
K. HOVNANIAN AT RESERVOIR RIDGE, INC.
     (f/k/a K. HOVNANIAN AT SOMERSET, INC.)
K. HOVNANIAN AT SOUTH BRUNSWICK, III, INC.
     (f/k/a K. HOVNANIAN AT SOMERSET II, INC.)
K. HOVNANIAN AT PRINCETON, INC.
     (f/k/a K. HOVNANIAN AT SOMERSET III, INC.)
K. HOVNANIAN AT HOWELL TOWNSHIP, INC.
     (f/k/a K. HOVNANIAN AT SOMERSET V, INC.)
K. HOVNANIAN AT SOMERSET VI, INC.
K. HOVNANIAN AT SOUTH BRUNSWICK IV, INC.
     (f/k/a/ K. HOVNANIAN AT SOMERSET VII, INC.)
K. HOVNANIAN AT SOMERSET VIII, INC.
K. HOVNANIAN AT SOUTH BRUNSWICK, INC.
K. HOVNANIAN AT SPRING RIDGE, INC.
K. HOVNANIAN AT SULLY STATION, INC.
K. HOVNANIAN AT TARPON LAKES III, INC.
K. HOVNANIAN AT TAUTON, INC.
K. HOVNANIAN AT BRANCHBURG IV, INC.
     (f/k/a K. HOVNANIAN AT TINTON FALLS, INC.)
K. HOVNANIAN AT WEST ORANGE, INC.
     (f/k/a K. HOVNANIAN AT TINTON FALLS II, INC.)
K. HOVNANIAN AT UPPER MERION, INC.
K. HOVNANIAN AT VALLEYBROOK, INC.
K. HOVNANAIAN AT MARLBORO V, INC.
     (f/k/a K. HOVNANIAN AT WALL TOWNSHIP V, INC.)
K. HOVNANIAN AT WASHINGTONVILLE, INC.
K. HOVNANIAN AT WAYNE, INC.
K. HOVNANIAN AT WESTCHESTER, INC.
K. HOVNANIAN AT WOODBRIDGE ESTATES, INC.
K. HOVNANIAN AVIATION, INC.
K. HOVNANIAN COMPANIES OF FLORIDA, INC.
K. HOVNANIAN COMPANIES OF MASSACHUSETTS, INC.
K. HOVNANIAN COMPANIES OF METRO WASHINGTON, INC.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF NORTH CAROLINA, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC. (f/k/a K. HOVNANIAN COMPANIES OF THE DELAWARE VALLEY, INC.)
K. HOVNANIAN DEVELOPMENTS OF METRO WASHINGTON, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN EQUITIES, INC.
K. HOVNANIAN AT MONTVILLE II, INC.
K. HOV INTERNATIONAL, INC.
KINGS GRANT EVESHAM CORP.
K. HOVNANIAN INVESTMENT PROPERTIES OF NEW JERSEY, INC.
K. HOVNANIAN MARINE, INC.
K. HOVNANIAN MORTGAGE USA, INC.
K. HOVNANIAN OF FLORIDA, INC.
K. HOVNANIAN AT CAROLINA COUNTRY CLUB, INC.
K. HOVNANIAN OF PALM BEACH XIII, INC.
K. HOVNANIAN AT HANOVER, INC.
MOLLY PITCHER CONSTRUCTION CO., INC.
     (f/k/a MOLLY PITCHER RENOVATIONS, INC.)
K. HOVNANIAN PROPERTIES OF EAST BRUNSWICK II, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
     (f/k/a K. HOVNANIAN PROPERTIES OF FRANKLIN II, INC.)
K. HOVNANIAN PROPERTIES OF FRANKLIN, INC.
K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK I, INC. (f/k/a K. HOVNANIAN PROPERTIES OF GALLOWAY II, INC.)
K. HOVNANIAN PROPERTIES OF ORLANDO, INC.
K. HOVNANIAN REAL ESTATE INVESTMENT, INC.
K. HOVNANIAN REAL ESTATE OF FLORIDA, INC.
K. HOVNANIAN PLAINSBORO, II, INC.
LANDARAMA, INC.
K. HOVNANIAN AT BEDMINSTER, INC.
NEW ENGLAND COMMUNITY MANAGEMENT CO., INC.
NEW K. HOVNANIAN COMPANIES OF FLORIDA, INC.
K. HOVNANIAN TREASURE COAST, INC. (f/k/a NEW K. HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.)
PIKE UTILITIES, INC.
PINE BROOK CO., INC.
K. HOVNANIAN AT STONY POINT, INC.
     (f/k/a R.C.K. COMMUNITY MANAGEMENT CO., INC.)
RECREATIONAL DEVELOPMENT CORP., INC.
K. HOVNANIAN AT WALL TOWNSHIP IV, INC.
MONTEGO BAY I ACQUISITION CORP., INC.
SOUTH FLORIDA RESIDENTIAL TITLE AGENCY, INC.
K. HOVNANIAN AT NORTH BRUNSWICK IV,  INC.
     (f/k/a THE HERITAGE CLUB AT HOLMDEL, INC.)
THE NEW FORTIS CORPORATION
TROPICAL SERVICE BUILDERS, INC.
WESTERN FINANCIAL SERVICES, INC.
K. HOVNANIAN COMPANIES OF CENTRAL JERSEY, INC.
K. HOVNANIAN AT HOLMDEL, INC.
K. HOVNANIAN PROPERTIES OF ATLANTIC COUNTY, INC.
K. HOVNANIAN AT HOLLY CREST, INC.
K. HOVNANIAN AT LAKE CHARLESTON II, INC.
K. HOVNANIAN AT LAKE CHARLESTON III, INC.
K. HOVNANIAN COMPANIES OF NORTH CENTRAL JERSEY, INC.
KHIPE, INC.
K. HOVNANIAN INVESTMENT PROPERTIES, INC.
K. HOVNANIAN AT BELMONT, INC.
K. HOVNANIAN AT CAROLINA COUNTRY CLUB II, INC.
K. HOVNANIAN AT PARK RIDGE, INC.
K. HOVNANIAN AT VALLEYBROOK II, INC.
K. HOVNANIAN AT FAIR LAKES, INC.
     (f/k/a K. HOVNANIAN AT WATER'S EDGE, INC.)
K. HOVNANIAN AT WINSTON TRAILS II, INC.
K. HOVNANIAN AT FAIR LAKES GLEN, INC.
K. HOVNANIAN AT PEMBROKE SHORES, INC.
     (f/k/a K. HOVNANIAN AT PEMBROKE ISLES, INC.)
K. HOVNANIAN AT COCONUT CREEK, INC.
GOVERNOR'S ABSTRACT CO., INC.
K. HOVNANIAN AT POLO TRACE, INC.
K. HOVNANIAN COMPANIES OF SOUTH JERSEY, INC.
K. HOVNANIAN AT PERKIOMEN II, INC.
K. HOVNANIAN AT WAYNE II, INC.
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.
K. HOVNANIAN AT LA TERRAZA, INC.
     (f/k/a K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA I, INC.)
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.
FOUNDERS TITLE AGENCY, INC.
K. HOVNANIAN AT CAROLINA COUNTRY CLUB III, INC.
KHC ACQUISITION, INC.
STONEBROOK HOMES, INC.
K. HOVNANIAN AT STUART ROAD, INC.
K. HOVNANIAN AT BALLANTRAE, INC.
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.
K. HOVNANIAN AT EAST WINDSOR II, INC. (f/k/a K. HOVNANIAN PROPERTIES OF GALLOWAY, INC.)
BALLANTRAE HOME SALES, INC.
K. HOVNANIAN AT HACKETTSTOWN, INC.
K. HOVNANIAN AT WILDROSE, INC. (f/k/a K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA II, INC.)
K. HOVNANIAN AT GREENBROOK, INC.
     (f/k/a K. HOVNANIAN AT FAIRWAY ESTATES, INC., f/k/a K. HOVNANIAN AT SPRING MOUNTAIN, INC.)
K. HOVNANIAN AT CARMEL DEL MAR, INC.
K. HOVNANIAN AT PRINCETON, INC.
K. HOVNANIAN AT HUNTER ESTATES, INC.
K. HOVNANIAN AT VAIL RANCH, INC.
K. HOVNANIAN AT RARITAN I, INC.
K. HOVNANIAN AT CALABRIA, INC.
K. HOVNANIAN AT BEDMINSTER II, INC.
K. HOVNANIAN AT BERLIN, INC.
K. HOVNANIAN FLORIDA REGION, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP II, INC.
K. HOVNANIAN SOUTHEAST FLORIDA, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN AT SENECA CROSSING, INC.
K. HOVNANIAN AT EXETER HILLS, INC.
K. HOVNANIAN AT EAST BRUNSWICK VI, INC.
K. HOVNANIAN AT INVERRARY I, INC.
K. HOVNANIAN AT MAHWAH IX, INC.
K. HOVNANIAN AT HOPEWELL IV, INC.
K. HOVNANIAN AT NORTHLAKE, INC.
K. HOVNANIAN AT LOCUST GROVE I, INC. (f/k/a K. HOVNANIAN AT
     HOPEWELL II, INC. (a 1995 corp.))
K. HOVNANIAN AT BERNARDS III, INC.
K. HOVNANIAN AT BRIDGEWATER VI, INC.
K. HOVNANIAN AT CASTILE, INC.
K. HOVNANIAN AT TIERRASANTA, INC.
K. HOVNANIAN AT WAYNE VI, INC.
K. HOVNANIAN AT PRESTON, INC.
K. HOVNANIAN AT LAKES OF BOCA RATON, INC.
K. HOVNANIAN AT WINSTON TRAILS, INC.
K. HOVNANIAN AT EAST BRUNSWICK V, INC.
K. HOVNANIAN AT MAHWAH VIII, INC.
     (f/k/a K. HOVNANIAN AT GALLOWAY II, INC.)
BALLANTRAE DEVELOPMENT CORP.
K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.
     (f/k/a K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK III, INC.)
K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.
K. HOVNANIAN AT TROVATA, INC.
K. HOVNANIAN AT THE BLUFF, INC. (f/k/a K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK IV. INC.)
K. HOVNANIAN AT SCOTCH PLAINS, INC.
     (f/k/a  K. HOVNANIAN AT WATCHUNG RESERVE, INC.)
K. HOVNANIAN AT EAST BRUNSWICK VII, INC.
     (f/k/a K. HOVNANIAN AT WINDSONG EAST BRUNSWICK, INC.)
K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.
K. HOVNANIAN AT TANNERY HILL, INC.
K. HOVNANIAN AT WALL TOWNSHIP VI, INC.
K. HOVNANIAN AT CRYSTAL SPRINGS, INC.
K. HOVNANIAN AT THE CEDARS, INC.
K. HOVNANIAN CONSTRUCTION MANAGEMENT,  INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT BURLINGTON II, INC.
K. HOVNANIAN AT BURLINGTON III, INC.
K. HOVNANIAN AT MANALAPAN, INC.
K. HOVNANIAN AT BALLANTREA ESTATES, INC.
K. HOVNANIAN AT SMITHVILLE, INC.
K. HOVNANIAN AT JEFFERSON, INC.
     (f/k/a K. HOVNANIAN AT HERSHEY'S MILL, INC. (a NJ corp.))
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.
K. HOVNANIAN AT HERSHEY'S MILL, INC. (a PA corp.)
BALLANTRAE MARINA, INC.
K. HOVNANIAN AT BERNARDS IV, INC.
K. HOVNANIAN AT DOMINION RIDGE, INC.
K. HOVNANIAN AT WALL TOWNSHIP VII, INC.
K. HOVNANIAN AT PORT IMPERIAL NORTH, INC.
K. HOVNANIAN AT UNION TOWNSHIP I, INC.
K. HOVNANIAN AT MANALAPAN II, INC.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT HOPEWELL V, INC.
K. HOVNANIAN AT HOPEWELL VI, INC.
K. HOVNANIAN AT THORNBURY, INC.
K. HOVNANIAN AT WAYNE VII, INC.
K. HOVNANIAN AT SCOTCH PLAINS II, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.
K.HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN AT EAST WHITELAND I, INC.
K. HOVNANIAN AT STONEGATE, INC.
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT SAN SEVAINE, INC.
K. HOVNANIAN AT CRESTLINE, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN AT SMITHVILLE II, INC.
K. HOVNANIAN AT STONE CANYON, INC.

By:
  J. Larry Sorsby
  Senior Vice President, Treasurer and Chief Financial Officer of
  each of the foregoing corporations

                             PNC BANK, NATIONAL ASSOCIATION, AS AGENT

                             By:
                             Name:  Douglas G. Paul
                             Title: Vice President


                             PNC BANK, NATIONAL ASSOCIATION

                             By:
                             Name:  Douglas G. Paul
                             Title: Vice President


                             THE CHASE MANHATTAN BANK

                             By:
                             Name:
                             Title:

                             THE FIRST NATIONAL BANK OF CHICAGO

                             By:
                             Name:
                             Title:

                             CORESTATES BANK, N.A.

                             By:
                             Name:
                             Title:

                             NATIONSBANK, NATIONAL ASSOCIATION

                             By:
                             Name:
                             Title:

                             FIRST NATIONAL BANK OF BOSTON

                             By:
                             Name:
                             Title:


                             BANK OF AMERICA ILLINOIS

                             By:
                             Name:
                             Title:


                             COMERICA BANK

                             By:
                             Name:
                             Title:


                             CREDIT LYONNAIS NEW YORK BRANCH

                             By:
                             Name:
                             Title: